Exhibit 99.1

Filed by Horizon Bancorp
Pursuant to Rule 425 under the Securities Act of 1933 and
deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934
Subject Company: Horizon Bancorp
Commission File No. 000-10792

This filing relates to the proposed merger transaction between Horizon Bancorp (“Horizon”) and Peoples Bancorp (“Peoples”) pursuant to the terms of an Agreement and Plan of Merger dated as of February 18, 2015 (the “Merger Agreement”) between Horizon and Peoples. The Merger Agreement is on file with the Securities and Exchange Commission (“SEC”) as an exhibit to the Current Report on Form 8-K filed by Horizon on February 19, 2015.

Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act giving Horizon’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. In addition to factors previously disclosed in Horizon’s reports filed with the SEC, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Horizon’s and Peoples’ shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating Horizon’s and Peoples’ businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Horizon’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Additional Information for Shareholders

In connection with the proposed merger, Horizon has filed with the SEC a Registration Statement on Form S-4 that includes a Joint Proxy Statement of Peoples and Horizon as well as a Prospectus of Horizon, and other relevant documents concerning the proposed transaction. SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The joint proxy statement/prospectus and other relevant materials, and any other documents Horizon has filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents Horizon has filed with the SEC by contacting Dona Lucker, Shareholder Relations Officer, 515 Franklin Square, Michigan City, Indiana 46360, telephone: (219) 874-9272, or on Horizon’s website at www.horizonbank.com, under the tab “About Us” and then under the heading “Investor Relations” and then “SEC Filings”. The information available through Horizon’s website is not and shall not be deemed part of this filing or incorporated by reference into other filings Horizon makes with the SEC. This report does not constitute an offer of any securities for sale.

Participants in the Transaction

Horizon, Peoples and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Horizon’s and Peoples’ shareholders in connection with the proposed merger under the rules of the SEC. Information about the directors and executive officers of Horizon is set forth in the Annual Report on Form 10-K, as filed with the SEC on March 13, 2015. Free copies of this document may be obtained as described in the preceding paragraph. Additional information regarding the interests of these participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger.

* * * * * * * * * *

 A NASDAQ Traded Company - Symbol HBNC

  This presentation may contain forward-looking statements regarding the financial performance, business, and future operations of Horizon Bancorp and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future results or performance. As a result, undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions, and although management believes that the expectations reflected in such forward-looking statements are accurate and reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause our actual results to differ materially include those set forth in Horizon’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Statements in this presentation should be considered in conjunction with such risk factors and the other information publicly available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Horizon does not undertake, and specifically disclaims any obligation, to publicly release any updates to any forward-looking statement to reflect events or circumstances occurring or arising after the date on which the forward-looking statement is made, or to reflect the occurrence of unanticipated events, except to the extent required by law.   Forward-Looking Statements  *

 Mark E. SecorExecutive Vice President Chief Financial Officer  *

 Who We Are  *

 Northern Indiana/Southwest Michigan… The Right Side of Chicago

 *  Horizon at a Glance  * Market data as of June 26, 2015; financial data as of March 31, 2015

 Retail BankingBusiness BankingMortgage BankingWealth Management  Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles  *  Four Key & Consistent Revenue Streams

 Horizon’s Story  Steady GrowthSuperior ReturnsFinancial StrengthConsistent Performance  *

 1Q15 Highlights  *

 *  Net Income and Diluted Earnings per Share  Good Start to 2015  Change  LQ  YOY  Net Inc.  8.3%  56.8%  Dil. EPS  7.8%  44.7%

 *  (In Millions)Loan Type  3/31/14  12/31/14  3/31/15  LQA Δ  YOY Δ  Commercial  $528  $674  $695  13%  32%  Residential Mtg.  $189  $254  $260  10%  38%  Consumer  $280  $320  $326  8%  16%  Mtg. Warehouse  $102  $129  $178  154%  75%  Total Loans  $1,100  $1,362  $1,461   29%  33%  Loan Growth Drives First Quarter Results

 Peoples Bancorp Merger  *

 *  Horizon and Peoples company financials as of Mar. 31, 2015. Pro forma financials exclude merger adjustments. Horizon announced intention to close Peoples’ Middlebury, IN branch. Peoples’ market cap as of Feb. 18, 2015, the day prior to deal announcement. Pro forma market cap based on HBNC’s stock price on Jun. 26, 2015. Map Source: SNL Financial  Complementary Footprint and Increased Scale  Category  Peoples  Pro Forma  Branches  16  47  Assets  $477 Mil.  $1.6 Bil.  Loans  $230 Mil.  $1.7 Bil.  Deposits  $358 Mil.  $1.8 Bil.  Assets Under Management  $230 Mil.  $1.2 Bil.  NPAs/ Assets  0.27%  0.93%  Market Cap.  $60.1 Mil.  $297 Mil.

Good Strategic Fit

Strategic

- Aligned with plan to expand in Indiana and Michigan
- Continued revenue diversification
- Strong core deposit franchise

Financial

- EPS accretion of 4.5% in 2016, first full year
- Initial TBV dilution of $0.65 with five year earn back
- Internal rate of return over 20.0%

Operational

- Operating leverage through cost savings estimated at 37.0%
- Revenue synergies through increased product offering
- Minimal credit concerns

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 14

 *  Source: SNL Financial; financial data as of December 31, 2014 and market data as of February 18, 2015Nationwide bank and thrift transactions announced after 12/31/2012 with target’s assets between $200 million and $1 billion, tangible common equity to tangible assets between 10.0% and 15%, LTM return on average assets between 0.25% and 1.00% and NPAs/assets less than 1.50%, excluding transactions where pricing information is unavailable  Fair Pricing  Metric  HBNC/PBNI  ComparableTransactions (1)  Price/Tangible Book Value  124%  138%  Price/LTM Earnings  21x  21x  Core Deposit Premium  4.4%  6.9%  Market Premium  22%  33%

 Thomas H. EdwardsPresident & Chief Credit OfficerHorizon Bank  *

 Horizon’s Growth Story  *

 Horizon: A Company on the Move  OrganicExpans.(7)  St. JosephSouth BendElkhart  Lake County  Kalamazoo  Indianapolis  Carmel  M&A(7)  Anchor Mortgage  Alliance Bank  American Trust  Heartland   1st MortgageSummitPeoples  *  Assets ($ Mil.)  $721        $2,631  Loans($ Mil.)  $548        $1,691  Deposits($ Mil.)  $489        $1,823  Branches  7        47  11% CAGR  10% CAGR  11% CAGR  Note: Current financials reflect Peoples, excluding merger adjustments; branch count excludes Peoples Middlebury, IN branch

HORIZON BANK

Growth Opportunities in All Directions

Kalamazoo, Lansing & St. Joseph

Population: 883,000

Deposits: $10 billion

N

Lake & Porter Counties

Population: 657,000

Deposits: $11 billion

W

LEGACY

La Porte County

Population: 111,000

Deposits: $1.6 billion

E

South Bend, Elkhart & Fort Wayne

Population: 835,000

Deposits: $12 billion

S

Indianapolis & Johnson County

Population: 1.4 million

Deposits: $32 billion

Note: Data by primary counties for each market

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 19

 In Millions  Net Income History  *  Solid Historical Earnings  10-year CAGR: 10%

 *  Investing in Commercial LendersCreates Growth  Commercial Loan Balances

 *  Balanced Risk In Commercial Portfolio  Commercial Loan Composition as of March 31, 2015

 Kalamazoo and Indianapolis Loan Balances  *  Growth Markets Thriving  2014 Growth: 43%

 March 31, 2015  December 31, 2008  In Millions  2008  1Q15  CAGR  Commercial  $311  $695  14%  Real Estate  $291  $439  7%  Consumer  $280  $326  2%  Total  $882  $1,461  8%  *  Shift to Commercial Lending

 December 31, 2008  March 31, 2015  Strong Low Cost Deposit Growth  *  In Millions  2008  1Q15  CAGR  NIB  $84  $285  22%  IB Trans.  $429  $905  13%  CDs  $329  $274  -3%  Total  $842  $1,465  9%

 *  NPLs/ Loans  Disciplined Credit Culture

 Craig M. DwightChairman, President & CEO  *

 *  Why Invest In Horizon

Strategic Execution Leads to Strong Stock Performance

- **Consistent, Well Executed and Disciplined Business Strategy**
- **Horizon is a Growth Story**
  - 10-year Asset CAGR of 9%
  - Seven Acquisitions and Seven Market Expansions Since 2000
  - Capacity to Take Additional Market Share
- **Historical Financial Performance Illustrates Ability to Execute**
- **Historical Total Shareholder Return Above Major Indices**

Total Return	HBNC	SNL U.S. Bank	S&P 500
5-Year Period (1)	195%	83%	117%

(1) As of June 26, 2015

EXCEPTIONAL SERVICE • SENSIBLE ADVICE ® 29

 Shareholder Value Plan - Since 2001  Steady Growth in Net Book Value & Earnings Per ShareIncreased Liquidity Through Stock Splits and MergersUninterrupted Dividends for More than 25 YearsAdded to Nasdaq Community Bank Index in 2014Russell 2000 Index Since 2012  *

 Highly Regarded For Financial Performance  *

Highly Regarded In Our Communities

- **Community Relations Award**
  - Urban League of Northwest Indiana, Inc.
- **Nine out of Ten Customers Would Refer a Friend**
  - Independent Survey
- **Best Bank - Thirteen out of Last Fourteen Years**
  - The News Dispatch Readers Poll
- **Best Bank for Obtaining a Business Loan**
  - Northwest Indiana Business Quarterly
- **Family Friendly Work Policies**
  - IU Health / Clarian Award

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 32

Horizon Outperforms the MarketFor Total Shareholder Return  As of June 26, 2015; 2015 estimated EPS of $2.24 is the mean estimate from 3rd party research analystsSNL U.S. Bank: Includes all Major Exchange Banks in SNL's coverage universe.  *  Horizon Bancorp: 5-Year Total Return Comparison  P/2015 Est. EPS  11.6x  P/TBV  155%  Div. Yield  2.2%

 Thank Youfor Your Investment inHorizon Bancorp  *

 A NASDAQ Traded Company - Symbol HBNC  *

 Appendix  *

 *  Based on Horizon’s closing price of $23.02 as of February 18, 2015  Merger Summary  Horizon Bancorp Acquiring Peoples Bancorp  Horizon Bancorp Acquiring Peoples Bancorp  Deal Price per Share (1)  $31.62  Consideration Structure  0.95 HBNC shares for each outstanding PBNI share; $9.75 in cash for each outstanding PBNI share  Aggregate Deal Value (1)  $73.1 million  Consideration Mix (1)  69% stock, 31% cash  Termination Fee  $3.5 million  Required Approvals  Customary regulatory; Horizon and Peoples shareholder approval  Anticipated Closing  Early third quarter of 2015  Social Issues  Maurice Winkler, III, Peoples CEO, to serve on Horizon Bancorp and Horizon Bank’s board of directorsRetention of Jeffrey Gatton, Peoples COO, to lead regional branch operations, training and sales efforts

 *  Transaction Assumptions  Category  Assumption  Cost saves  37%  1x after-tax charges  $4.9 million  Loan mark  $3.5 million or 1.5% of total loans  Core deposit intangibles  $2.3 million or 1.0% of core deposits  Branches  One branch closing identified

 A NASDAQ Traded Company - Symbol HBNC

 A NASDAQ Traded Company - Symbol HBNC

                   13  Horizon and Peoples company financials as of Mar. 31, 2015. Pro forma financials exclude merger adjustments. Horizon announced intention to close Peoples’ Middlebury, IN branch. Peoples’ market cap as of Feb. 18, 2015, the day prior to deal announcement. Pro forma market cap based on HBNC’s stock price on Jun. 26, 2015. Map Source: SNL Financial  Complementary Footprint and Increased Scale  Category  Peoples  Pro Forma  Branches  16  47  Assets  $477 Mil.  $1.6 Bil.  Loans  $230 Mil.  $1.7 Bil.  Deposits  $358 Mil.  $1.8 Bil.  Assets Under Management  $230 Mil.  $1.2 Bil.  NPAs/ Assets  0.27%  0.93%  Market Cap.  $60.1 Mil.  $297 Mil.